Goodwill	6 Months Ended
Jun. 30, 2023
Goodwill [Abstract]
Goodwill

Note 11 — Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred. The following table summarizes the components of acquired goodwill balances as of:

	December 31, 2022	June 30 2023	June 30 2023
	RMB	RMB (Unaudited)	USD (Unaudited)
Goodwill from Shenzhen Yidian acquisition	137,060,340	137,060,340	18,968,189
Goodwill from Shenzhen Yitian acquisition	92,990,256	92,990,254	12,869,198
Goodwill from Guoyu acquisition	13,283,750	13,283,750	1,838,378
Goodwill	243,334,346	243,334,344	33,675,765